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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 23, 1999 in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-86963) and related Prospectus of Packaging Corporation of America for the initial registration of its common stock.

                                          ERNST & YOUNG LLP

Chicago, Illinois
January 17, 2000